SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 30, 2004


                            HEARTLAND PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)

              DELAWARE                    1-10520              36-3606475
    (State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer
 of Incorporation or Organization)                          Identification No.)

    330 N. JEFFERSON COURT, CHICAGO, ILLINOIS                    60661
    (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (312) 575-0400

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              _____________________

                Section 5 - Corporate Governance and Management


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 30, 2004, Heartland Partners, L.P. (the "Company") issued a press release announcing the resignation of Daniel Bernardi, the Company's Chief Financial Officer. The Company has engaged RSM McGladrey to provide accounting services. This press release also announced the resignation of Richard Brandstatter, President of CMC Heartland (a subsidiary of the Company), effective January 1, 2005.

                  Section 9 - Financial Statements and Exhibits

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT       DESCRIPTION
-------       -----------

99.1 Press Release of Heartland Partners, L.P. dated December 30, 2004 (filed herewith).












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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEARTLAND PARTNERS, L.P.


Date:  December 30, 2004                   By:  /s/ Lawrence S. Adelson
                                                --------------------------------
                                                Lawrence S. Adelson
                                                Manager of HTI Interests, LLC,
                                                General Partner












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
                                  EXHIBIT INDEX

EXHIBIT       DESCRIPTION
-------       -----------

99.1 Press Release of Heartland Partners, L.P. dated December 30, 2004 (filed herewith).











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